UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2007


                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)


Texas                              0-19797                            74-1989366
(State of                     (Commission File                   (IRS employment
incorporation)                     Number)                   identification no.)


                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)


               Registrant's telephone number, including area code
                                  512-477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events

On June 5, 2007 the Company's Board of Directors declared a dividend of $0.18 per share, payable July 24, 2007 to shareholders of record at the close of business on July 13, 2007.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits. None


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


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WHOLE FOODS MARKET, INC.



Date: June 6, 2007                          By: /s/ Glenda Chamberlain
      ------------                          --------------------------
                                            Glenda Chamberlain,
                                            Executive Vice President
                                            and Chief Financial Officer

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